ALTA EQUIPMENT GROUP INC.

EARNINGS PRESS RELEASE

Exhibit 99.1

Alta Equipment Group Inc. Reports Third Quarter 2021 Financial Results

Third Quarter Financial Highlights: (comparisons are year over year)

•	Net revenues increased 33.7% year over year to $295.0 million
•	Construction and Material Handling revenue of $184.7 million and $110.3 million, respectively
•	Product Support gross profit increased $5.7 million year over year to $38.9 million
•	Net loss of $(0.5) million available to common shareholders compared to income of $0.3 million in prior year
•	Adjusted net income per share* basic and diluted $0.02 compared to a loss of $(0.10) in prior year
•	Adjusted EBITDA* grew 43.4% to $31.4 million compared to $21.9 million in Q3 2020
•	Company revises full year 2021 Adjusted EBITDA guidance to a range of $113 million to $116 million

Livonia, MI. – November 11, 2021 – Alta Equipment Group Inc. (“Alta” or the “company”) (NYSE: ALTG), a leading provider of premium material handling and construction equipment and related services, today announced financial results for the third quarter ended September 30, 2021.

CEO Comment:

Ryan Greenawalt, Chief Executive Officer of Alta, said “Our operating performance in the third quarter reflects our flexible business model and our ability to produce strong financial results in a supply constrained market. Both our Construction and Material Handling business segments delivered year over year revenue growth leading to a 43.4% increase in adjusted EBITDA. Our high level of new and used equipment sales in the first three quarters of the year are expected to continue to drive future high-margin product support revenue.”

Mr. Greenawalt, concluded, “We continue to see significant customer demand across all our business segments and anticipate finishing the year on a high note. The growth in our core markets combined with our expanded capabilities in our material handling business, our entry into the electric vehicle market, and our recent acquisitions have positioned us well for future success.”

ALTA EQUIPMENT GROUP INC.

EARNINGS PRESS RELEASE

	Three Months Ended September 30,		Increase (Decrease)		Nine Months Ended September 30,		Increase (Decrease)
	2021	2020	2021 versus 2020		2021	2020	2021 versus 2020
Revenues:
New and used equipment sales	$136.8	$97.9	$38.9	39.7%	$392.6	$275.2	$117.4	42.7%
Parts sales	44.8	35.5	9.3	26.2%	130.3	92.3	38.0	41.2%
Service revenue	41.9	35.5	6.4	18.0%	123.0	94.1	28.9	30.7%
Rental revenue	41.7	32.2	9.5	29.5%	113.0	83.4	29.6	35.5%
Rental equipment sales	29.8	19.5	10.3	52.8%	97.6	48.2	49.4	102.5%
Net revenue	$295.0	$220.6	$74.4	33.7%	$856.5	$593.2	$263.3	44.4%

Cost of revenues:
New and used equipment sales	114.3	84.4	29.9	35.4%	333.3	240.3	93.0	38.7%
Parts sales	30.5	24.3	6.2	25.5%	89.8	63.3	26.5	41.9%
Service revenue	17.3	13.5	3.8	28.1%	48.2	35.9	12.3	34.3%
Rental revenue	4.6	5.4	(0.8)	(14.8)%	15.3	14.8	0.5	3.4%
Rental depreciation	22.2	19.2	3.0	15.6%	62.9	47.1	15.8	33.5%
Rental equipment sales	25.0	17.1	7.9	46.2%	81.7	41.7	40.0	95.9%
Cost of revenue	$213.9	$163.9	$50.0	30.5%	$631.2	$443.1	$188.1	42.5%

Gross profit	$81.1	$56.7	$24.4	43.0%	$225.3	$150.1	$75.2	50.1%

Total general and administrative expenses	$75.1	$60.2	$14.9	24.8%	$215.7	$157.7	$58.0	36.8%

Income (loss) from operations	$6.0	$(3.5)	$9.5	(271.4)%	$9.6	$(7.6)	$17.2	(226.3)%

Total other (expense) income	$(5.8)	$1.9	$(7.7)	(405.3)%	$(29.2)	$(16.6)	$(12.6)	75.9%

Income (loss) before taxes	$0.2	$(1.6)	$1.8	(112.5)%	$(19.6)	$(24.2)	$4.6	(19.0)%

Income tax provision (benefit)	—	(1.9)	1.9	(100.0)%	0.5	(3.4)	3.9	(114.7)%
Net Income (loss)	$0.2	$0.3	$(0.1)	(33.3)%	$(20.1)	$(20.8)	$0.7	(3.4)%

Preferred stock dividends	(0.7)	—	(0.7)	100.0%	(1.8)	—	(1.8)	100.0%
Net (loss) income available to common shareholders	$(0.5)	$0.3	$(0.8)	(266.7)%	$(21.9)	$(20.8)	$(1.1)	5.3%

Recent Business Highlights:

•

During the quarter, Alta expanded its warehousing and logistics capabilities in the material handling business with the acquisition of Baron, an established provider of dock and door sales, service, and installation that services customers in the greater New England area.

•

On October 1, closed the acquisition of Gibson Machinery, a premium equipment distributor, based in Ohio. Gibson expands Alta’s presence in the Midwest and adds several new original equipment manufacturing partners while presenting an opportunity to expand its service operations in the Midwest region.

Full Year Financial Guidance:

The Company revised its full year financial guidance and expects to report Adjusted EBITDA between $113 million to $116 million, net of new equipment floorplan interest, for the full year 2021.

ALTA EQUIPMENT GROUP INC.

EARNINGS PRESS RELEASE

Conference Call Information:

Alta will discuss its Third quarter 2021 results via live webcast and teleconference today at 5:00 p.m. Eastern Time. A live webcast of the call can be found on the investor relations portion of the company's website at https://Investors.altaequipment.com. For a live audio teleconference, please dial (844) 543-5487 (domestic), or (825) 312-2330 (international), with conference ID # 5381428 to access the conference call at least five minutes prior to the 5:00 p.m. Eastern Time start time. Once connected with the operator, request access to the Alta Equipment Group Third Quarter 2021 Earnings Call.

A live replay of the call will also be available on the investor relations portion of the company's website at https://Investors.altaequipment.com. An audio replay will be available between 8:00 p.m. Eastern Time, November 11, 2021, and 12:59 p.m. Eastern Time, November 26, 2021 by calling (800) 585-8367, or (416) 621-4642, with conference ID # 5381428.

Additionally, supplementary presentation slides will be accessible on the “Investor Relations” section of the Company’s website at https://Investors.altaequipment.com.

About Alta Equipment Group Inc.

Alta owns and operates one of the largest integrated equipment dealership platforms in the U.S. Through its branch network, the Company sells, rents, and provides parts and service support for several categories of specialized equipment, including lift trucks and aerial work platforms, cranes, earthmoving equipment and other material handling and construction equipment. Alta has operated as an equipment dealership for 37 years and has developed a branch network that includes over 55 total locations across Michigan, Illinois, Indiana, New England, New York, Virginia, Florida and Ohio. Alta offers its customers a one-stop-shop for their equipment needs through its broad, industry leading product portfolio. More information can be found at www.altg.com.

Forward Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Alta’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside Alta’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: the impact of the COVID-19 outbreak or future epidemics on our business; federal, state, and local budget uncertainty, especially as it relates to infrastructure projects; the performance and financial viability of key suppliers, contractors, customers, and financing sources; economic, industry, business and political conditions including their effects on governmental policy and government actions that disrupt our supply chain or sales channels; our success in identifying acquisition targets and integrating acquisitions; our success in expanding into and doing business in additional markets; our ability to raise capital at favorable terms; the competitive environment for our products and services; our ability to continue to innovate and develop new business lines; our ability to attract and retain key personnel, including, but not limited to, skilled technicians; our ability to maintain our listing on The New York Stock Exchange; the impact of cyber or other security threats or other disruptions to our businesses; our ability to realize the anticipated benefits of acquisitions or divestitures, rental fleet investments or internal reorganizations;  and other risks and uncertainties identified in this presentation or indicated from time to time in the section entitled “Risk Factors” in Alta’s annual report on Form 10-K and other filings with the U.S. Securities and Exchange Commission (the “SEC”). Alta cautions that the foregoing list of factors is not exclusive, and readers should not place undue reliance upon any forward-looking statements, which speak only as of the date made. Alta does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions, or circumstances on which any such statement is based.

ALTA EQUIPMENT GROUP INC.

EARNINGS PRESS RELEASE

*Use of Non-GAAP Financial Measures

To supplement our consolidated financial statements, which are prepared and presented in accordance with accounting principles generally accepted in the United States (“GAAP”), we disclose non-GAAP financial measures, including Adjusted EBITDA, Adjusted net income (loss), and Adjusted basic and diluted net income (loss) per share, in this press release because we believe they are useful performance measures that assist in an effective evaluation of our operating performance when compared to our peers, without regard to financing methods or capital structure. We believe such measures are useful for investors and others in understanding and evaluating our operating results in the same manner as our management. However, such measures are not financial measures calculated in accordance with GAAP and should not be considered as a substitute for, or in isolation from, net income (loss), revenue, operating profit, or any other operating performance measures calculated in accordance with GAAP.

We define Adjusted EBITDA as net income (loss) before interest expense, income taxes, depreciation and amortization, adjustments for certain one-time or non-recurring items and other adjustments. We exclude these items from net income (loss) in arriving at Adjusted EBITDA because these amounts are either non-recurring or can vary substantially within the industry depending upon accounting methods and book values of assets, capital structures and the method by which the assets were acquired. Adjusted net income (loss) is defined as net income (loss) adjusted to reflect certain one-time or non-recurring items and other adjustments. Adjusted basic and diluted earnings (loss) per share is defined as adjusted net income (loss) divided by the weighted average number of basic and diluted shares, respectively, outstanding during the period. Certain items excluded from Adjusted EBITDA, Adjusted net income (loss), Adjusted basic and diluted net income (loss) per share are significant components in understanding and assessing a company’s financial performance. For example, items such as a company’s cost of capital and tax structure, certain one-time or non-recurring items as well as the historic costs of depreciable assets, are not reflected in Adjusted EBITDA or Adjusted net income (loss). Our presentation of Adjusted EBITDA, Adjusted net income (loss), Adjusted basic and diluted net income (loss) per share should not be construed as an indication that results will be unaffected by the items excluded from these metrics. Our computation of Adjusted EBITDA, Adjusted net income (loss), Adjusted basic and diluted net income (loss) per share may not be identical to other similarly titled measures of other companies. For a reconciliation of non-GAAP measures to their most comparable measures under GAAP, please see the table entitled “Reconciliation of Non-GAAP Financial Measures” at the end of this press release.

Contacts

Investors:

Bob Jones / Taylor Krafchik

Ellipsis

IR@altaequipment.com

(646) 776-0886

Media:

Glenn Moore

Alta Equipment

glenn.moore@altaequipment.com

(248) 305-2134

ALTA EQUIPMENT GROUP INC.

EARNINGS PRESS RELEASE

ALTA EQUIPMENT GROUP INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(in millions, except share and per share amounts)	September 30, 2021	December 31, 2020
ASSETS
CURRENT ASSETS
Cash	$1.2	$1.2
Accounts receivable, net of allowances of $9.8 and $7.1 as of September 30, 2021 and December 31, 2020, respectively	168.2	137.8
Inventories, net	204.9	229.0
Prepaid expenses and other current assets	21.6	13.6
Total current assets	395.9	381.6

PROPERTY AND EQUIPMENT, NET	338.3	311.9
OTHER ASSETS
Goodwill	25.2	24.3
Intangible assets, net	26.2	26.3
Other assets	1.8	2.1
Total other assets	53.2	52.7
TOTAL ASSETS	$787.4	$746.2

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES
Lines of credit, net	$45.4	$157.7
Floor plan payable – new equipment	105.0	127.6
Floor plan payable – used and rental equipment	44.5	29.8
Current portion of long-term debt	0.6	8.7
Accounts payable	52.6	58.9
Customer deposits	14.9	9.3
Accrued expenses	41.2	30.1
Other current liabilities	20.3	12.2
Total current liabilities	324.5	434.3

LONG-TERM LIABILITIES
Long-term debt, net of current portion	309.7	135.0
Capital lease obligations, net of current portion	0.2	0.6
Buyback residual obligations, net of current portion	0.5	0.7
Lease liability, net of current portion	1.9	2.5
Guaranteed purchase obligation, net of current portion	5.2	6.9
Other liabilities	9.5	9.3
TOTAL LIABILITIES	$651.5	$589.3
CONTINGENCIES - NOTE 11
STOCKHOLDERS’ EQUITY
Preferred stock, $0.0001 par value, 1,000,000 shares authorized, 1,200,000 Depositary Shares representing a 1/1000th fractional interest in a share of 10% Series A Cumulative Perpetual Preferred Stock, $0.0001 par value per share, issued and outstanding at September 30, 2021 and December 31, 2020	$—	$—
Common stock, $0.0001 par value, 200,000,000 shares authorized; 32,363,376 issued and outstanding at September 30, 2021, 30,018,502 issued and outstanding at December 31, 2020	—	—
Additional paid-in capital	217.1	216.2
Treasury stock	(5.9)	(5.9)
Accumulated deficit	(75.3)	(53.4)
TOTAL STOCKHOLDERS’ EQUITY	135.9	156.9
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$787.4	$746.2

ALTA EQUIPMENT GROUP INC.

EARNINGS PRESS RELEASE

ALTA EQUIPMENT GROUP INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended September 30,		Nine Months Ended September 30,
(in millions, except share and per share amounts)	2021	2020	2021	2020
Revenues:
New and used equipment sales	$136.8	$97.9	$392.6	$275.2
Parts sales	44.8	35.5	130.3	92.3
Service revenue	41.9	35.5	123.0	94.1
Rental revenue	41.7	32.2	113.0	83.4
Rental equipment sales	29.8	19.5	97.6	48.2
Net revenue	$295.0	$220.6	$856.5	$593.2
Cost of revenues:
New and used equipment sales	114.3	84.4	333.3	240.3
Parts sales	30.5	24.3	89.8	63.3
Service revenue	17.3	13.5	48.2	35.9
Rental revenue	4.6	5.4	15.3	14.8
Rental depreciation	22.2	19.2	62.9	47.1
Rental equipment sales	25.0	17.1	81.7	41.7
Cost of revenue	$213.9	$163.9	$631.2	$443.1
Gross profit	$81.1	$56.7	$225.3	$150.1
General and administrative expenses	72.9	58.4	209.4	153.2
Depreciation and amortization expense	2.2	1.8	6.3	4.5
Total general and administrative expenses	75.1	60.2	215.7	157.7
Income (loss) from operations	$6.0	$(3.5)	$9.6	$(7.6)
Other income (expense)
Interest expense, floor plan payable – new equipment	(0.4)	(0.5)	(1.4)	(1.8)
Interest expense – other	(5.6)	(5.6)	(16.2)	(15.9)
Other income	0.2	8.0	0.3	8.7
Loss on extinguishment of debt	—	—	(11.9)	(7.6)
Total other (expense) income	$(5.8)	$1.9	$(29.2)	$(16.6)
Income (loss) before taxes	$0.2	$(1.6)	$(19.6)	$(24.2)
Income tax provision (benefit)	—	(1.9)	0.5	(3.4)
Net Income (loss)	$0.2	$0.3	$(20.1)	$(20.8)
Preferred stock dividends	(0.7)	—	(1.8)	—
Net (loss) income available to common shareholders	$(0.5)	$0.3	$(21.9)	$(20.8)
Basic (loss) income per share	$(0.02)	$0.01	$(0.69)	$(0.81)
Diluted (loss) income per share	$(0.02)	$0.01	$(0.69)	$(0.81)
Basic weighted average common shares outstanding	32,363,376	29,221,460	31,484,906	25,689,145
Diluted weighted average common shares outstanding	32,363,376	29,310,674	31,484,906	25,689,145

ALTA EQUIPMENT GROUP INC.

EARNINGS PRESS RELEASE

CONSOLIDATED STATEMENTS OF CASH FLOWS

ALTA EQUIPMENT GROUP INC. AND SUBSIDIARIES

	Nine Months Ended September 30,
(amounts in millions)	2021	2020
OPERATING ACTIVITIES
Net loss	$(20.1)	$(20.8)
Adjustments to reconcile net loss to net cash flows provided by (used in) operating activities:
Depreciation and amortization	69.2	51.6
Amortization of debt discount and debt issuance costs	1.3	1.2
Amortization of fair market rent	0.1	—
Imputed interest	0.2	—
Gain on sale of rental equipment	(15.9)	(6.5)
Inventory obsolescence	0.9	1.3
Provision for bad debt	3.4	2.8
Loss on debt extinguishment	11.9	7.6
Share based compensation	0.9	6.3
Changes in deferred rent	0.8	—
(Repayment) accrual of paid-in-kind interest	—	(11.2)
Changes in deferred taxes	0.5	(3.4)
Changes in:
Accounts receivable	(33.0)	6.2
Inventories	(116.0)	(102.8)
Proceeds from sale of rental equipment	97.6	48.2
Prepaid expenses and other assets	(8.3)	(5.5)
Proceeds from floor plans with manufacturers	283.7	240.5
Payments under floor plans with manufacturers	(289.6)	(273.1)
Accounts payable, accrued expenses, customer deposits, and other current liabilities	17.8	15.9
Leases and other liabilities	(1.3)	(3.1)
Net cash provided by (used in) operating activities	$4.1	$(44.8)
INVESTING ACTIVITIES
Proceeds from the sale of assets	1.4	1.0
Expenditures for rental equipment	(30.9)	(34.5)
Expenditures for property and equipment	(7.0)	(4.0)
Expenditures for acquisitions, net of cash acquired	(3.9)	(128.8)
Net cash used in investing activities	$(40.4)	$(166.3)
FINANCING ACTIVITIES
Expenditures for debt issuance costs	(1.5)	(2.7)
Extinguishment of floor plans and line of credit	—	(132.9)
Extinguishment of long-term debt	(153.1)	(82.0)
Redemption of former shareholder notes payable	—	(6.7)
Extinguishment of warrant liability	—	(29.6)
Proceeds from lines of credit	242.5	334.5
Payments under lines of credit	(354.8)	(187.1)
Proceeds from floor plans with unaffiliated source	72.8	63.5
Payments under floor plans with unaffiliated source	(74.4)	(61.3)
Proceeds from issuance of long-term debt, net	—	149.4
Proceeds from issuance of notes	310.2	—
Preferred dividends paid	(1.8)	—
Payment of promissory note	(1.0)	—
Payments on long-term debt	(1.9)	(4.8)
Payments on capital lease obligations	(0.7)	(0.5)
Equity proceeds from reverse recapitalization, net	—	175.7
Proceeds from disgorgement of short swing profits	—	1.6
Repurchases of common stock	—	(5.9)
Net cash provided by financing activities	$36.3	$211.2

NET CHANGE IN CASH	—	0.1

Cash, Beginning of year	1.2	—
Cash, End of period	$1.2	$0.1

ALTA EQUIPMENT GROUP INC.

EARNINGS PRESS RELEASE

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

	Three Months Ended September 30,		Nine Months Ended September 30,
(amounts in millions)	2021	2020	2021	2020
Net (loss) income	$(0.5)	$0.3	$(21.9)	$(20.8)
Depreciation and amortization	24.4	21.0	69.2	51.6
Interest expense	6.0	6.1	17.6	17.7
Income tax provision (benefit)	—	(1.9)	0.5	(3.4)
EBITDA (1)	$29.9	$25.5	$65.4	$45.1
Transaction costs (2)	(0.1)	1.2	1.0	3.9
Loan administration fees (3)	0.1	0.1	0.3	0.3
Non-cash adjustments (4)	0.2	0.3	0.7	0.7
Loss on debt extinguishment (5)	—	—	11.9	7.6
Share-based incentives (6)	0.4	3.2	0.9	9.8
Other expenses (7)	0.5	—	1.6	0.4
Insurance Proceeds (8)	—	(8.0)	—	(8.0)
Preferred stock dividend (9)	0.7	—	1.8	—
Showroom-Ready Equipment Interest Expense (10)	(0.3)	(0.4)	(1.3)	(1.4)
Adjusted EBITDA (1)	$31.4	$21.9	$82.3	$58.4
Pro Forma EBITDA—Acquisitions (11)	0.1	3.1	0.4	15.0
Adjusted Pro Forma EBITDA (1)	$31.5	$25.0	$82.7	$73.4

	Three Months Ended September 30,		Nine Months Ended September 30,
(amounts in millions)	2021	2020	2021	2020
Net (loss) income	$(0.5)	$0.3	$(21.9)	$(20.8)
Transaction costs (2)	(0.1)	1.2	1.0	3.9
Loan administration fees (3)	0.1	0.1	0.3	0.3
Non-cash adjustments (4)	0.2	0.3	0.7	0.7
Loss on debt extinguishment (5)	—	—	11.9	7.6
Share-based incentives (6)	0.4	3.2	0.9	9.8
Other expenses (7)	0.5	—	1.6	0.4
Insurance Proceeds (8)	—	(8.0)	—	(8.0)
Adjusted net income (loss) available to common stockholders (1)	$0.6	$(2.9)	$(5.5)	$(6.1)
Adjusted basic net income (loss) per share (1)	$0.02	$(0.10)	$(0.17)	$(0.24)
Adjusted diluted net income (loss) per share (1)	$0.02	$(0.10)	$(0.17)	$(0.24)
Basic weighted average common shares outstanding	32,363,376	29,221,460	31,484,906	25,689,145
Diluted weighted average common shares outstanding	32,520,401	29,221,460	31,484,906	25,689,145

(1)	Represents Non-GAAP measure
(2)	Includes expenses related to the acquisitions and capital raising activities and public company preparation costs
(3)	Debt administration fees associated with debt refinancing activities
(4)	Non-cash adjustments related to deferred rent expenses
(5)	Represents expenses of debt extinguishments related to refinancing activities of the business combination in February 2020 and debt modification in Q2 2021
(6)	Reflects equity-based compensation expenses which includes February 2020 business combination related activities
(7)	Other expenses primarily related to severance payments
(8)	Key-man life insurance proceeds
(9)	Expenses related to preferred stock dividend payments
(10)	Represents interest expense associated with showroom-ready new and used equipment interest included in total interest expense above
(11)	Pro forma EBITDA of acquisitions completed in 2020 and forward, assuming each was acquired as of January 1, 2020